Exhibit 10.01

June 4, 2014

Securities and Exchange Commision

100 F. Street

Washington, DC 20549

Re: Pacific Oil Company

Commission File No. 333-144504

We have read the statements that we understand Pacific Oil Company will include in Item 4.01 of the Form 8-K report it will file regarding the recent change of auditors. We agree with such statements made regarding our firm.

We have no basis to agree or disagree with any other statement made in Item 4.01 of such report.

Sincerely,

/s/ M&K CPAS, PLLC

M&K CPAS, PLLC